ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS) (Details) (USD $) In Thousands, unless otherwise specified	6 Months Ended
	Jun. 30, 2012	Jun. 30, 2011
ACCUMULATED OTHER COMPREHENSIVE LOSS
Pretax activity	$ 29,424	$ (11,037)
Tax effect	(5,495)	3,135
Net activity	23,929	(7,902)
Other comprehensive income (loss) attributable to non-controlling interests	14,415	(5,416)
Other comprehensive income (loss) attributable to Vantiv, Inc.	$ 9,514	$ (2,486)